Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert L. Demorest, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Quarterly Report of MOCON, Inc. on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of MOCON, Inc. A signed original of this written statement required by Section 906 has been provided to MOCON, Inc. and will be retained by MOCON, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                  By: /s/ Robert L. Demorest
                                      ---------------------------
                                  Name:   Robert L. Demorest
                                  Title:  Chief Executive Officer


I, Dane D. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Quarterly Report of MOCON, Inc. on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of MOCON, Inc. A signed original of this written statement required by Section 906 has been provided to MOCON, Inc. and will be retained by MOCON, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                  By: /s/ Dane D. Anderson
                                      ---------------------------
                                  Name:   Dane D. Anderson
                                  Title:  Chief Financial Officer